UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

Carvana Receivables Depositor LLC
(Exact Name of Depositor as Specified in its Charter)
Commission File Number: 333-263473
Central Index Key Number: 0001770373

Carvana Auto Receivables Trust 2024-P4
(Exact Name of Issuing Entity as Specified in its Charter)
Commission File Number: 333-263473-06
Central Index Key Number: 0001999854

Carvana, LLC
(Exact name of Sponsor as specified in its charter)
Central Index Key Number: 0001576462

Delaware
(State or Other Jurisdiction of Incorporation of Registrant)

93-6733468
(Registrant’s I.R.S. Employer Identification No.)

Carvana Receivables Depositor LLC 300 E. Rio Salado Parkway, Bldg. 1 Tempe, Arizona	85281
(Address of Registrant’s Principal Executive Offices)	(Zip Code)

(602) 922-9866
(Registrant's telephone number, including area code)

Not Applicable
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 ABS Informational and Computational Materials

Carvana Receivables Depositor LLC (the “Registrant”) is filing the exhibits listed in Item 9.01(d) below in connection with the public issuance of the Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D Asset Backed Notes, in each case, in the initial principal amount specified in the Prospectus dated December 10, 2024 (the “Notes”) by Carvana Auto Receivables Trust 2024-P4.

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement. Copies of the legality and tax opinions delivered by Mayer Brown LLP, counsel to the Registrant, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively. A copy of the opinion with respect to enforceability of the Grantor Trust Certificate delivered by Richards, Layton & Finger, P.A., counsel to Carvana Auto Receivables Grantor Trust 2024-P4, in connection with the issuance of the Notes is attached hereto as Exhibit 5.2.

Item 9.01 Financial Statements and Exhibits

(a)    Not Applicable.
(b)    Not Applicable.
(c)    Not Applicable.
(d)    Exhibits.

Exhibit No.	Document Description
5.1	Opinion of Mayer Brown LLP dated as of December 12, 2024 with respect to legality matters
5.2	Opinion of Richards, Layton & Finger, P.A. dated as of December 12, 2024 with respect to enforceability of the Grantor Trust Certificate
8.1	Opinion of Mayer Brown LLP dated as of December 12, 2024 with respect to tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 12, 2024	Carvana Receivables Depositor LLC (Depositor)

		By:	/s/ Mike McKeever
		Name:	Mike McKeever
		Title:	President